UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): March 15, 2012

KIT DIGITAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34437	11-3447894
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

26 West 17th Street - 2nd Floor	10011
New York, New York	(Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code: +1 (212) 661-4111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

KIT digital, Inc.

March 15, 2012

Item 2.02. Results of Operations and Financial Condition.

The information contained in the Press Release issued by KIT digital, Inc. on March 15, 2012, reporting results for the fourth quarter and year ended December 31, 2011, and reaffirming guidance for the full year of 2012, a copy of which is attached hereto as Exhibit 99.1, is incorporated herein by reference. Such information in this current report (including the exhibit) is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The exhibit listed in the following Exhibit Index is filed as part of this current report.

Exhibit No.	Description

99.1	Press Release issued by KIT digital, Inc. on March 15, 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIT DIGITAL, INC.

Date: March 15, 2012	By:	/s/ Kaleil Isaza Tuzman
Kaleil Isaza Tuzman
Chairman and Chief Executive Officer

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